                                                                      EXHIBIT 16

                              CALCULATION OF YIELD

     The Fund calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                a-b      6
                YIELD (y) = 2[(----- + 1)  - 1]
                                cd

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

Class A Shares
      a = $ 1,092,512
      b = $   208,492
      c =  12,995,504
      d =    $18.39
      y =      4.48



Class B Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                         4.48%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 4.48%                                                                .21%
    - Expense Differential between Class A Shares and Class B Shares             .75%
                                                                                ----
    Class B Share SEC Yield                                                     3.94%
                                                                                ====
    - Waived Expense Adjustment                                                  .00%
                                                                                ----
    Class B Share SEC Yield (Without Expense Waiver)                            3.94%
                                                                                ====

Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                         4.48%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 4.48%                                                                .21%
    - Expense Differential between Class A Shares and Class C Shares             .75%
                                                                                ----
    Class C Share SEC Yield                                                     3.94%
                                                                                ====
    -Waived Expense Adjustment                                                   .00%
                                                                                ----
     Class C Share SEC Yield (Without Expense Waiver)                           3.94%
                                                                                ====

                      PENNSYLVANIA TAX FREE INCOME FUND
                          30 DAY SEC YIELD WORKSHEET
                     FOR PERIOD ENDING DECEMBER 30, 1995



Class A Shares

   Formula                  Total Income      -     Total Expenses        6
                [((((------------------------   ----------------------)+1) )-1)*2]= SEC Yield
Class A Shares        Average Dividend Shares X Public Offering Price               ---------

                            $1,086,104.27     -    $197,765.09            6
Class A Shares  [((((------------------------   ----------------------)+1) )-1)*2]= 4.52%
                          12,773,778.390      X      $18.62                         -----


Class A Shares              $1,086,104.27     -    $217,662.97            6
   Without      [((((------------------------   ----------------------)+1) )-1)*2]= 4.42%
Expense Waiver            12,773,778.390      X      $18.62                         -----

                                           Waived Expense Adjustment (4.52%-4.42%)  0.10%
                                                                                    -----



Class B Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                    4.52%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 4.52%                                                           .21%
    - Expense Differential between Class A Shares and Class B Shares        .75%
                                                                           -----
    Class B Share SEC Yield                                                3.98%
                                                                           =====

    - Waived Expense Adjustment                                             .10%
                                                                           -----
    Class B Share SEC Yield (Without Expense Waiver)                       3.88%
                                                                           =====
Class C Shares

  Formula

    Class A Share Yield + Sales Charge Effect - Expense Differential

    Class A Share Yield                                                    4.52%
    + Sales Charge Effect (Maximum Sales Charge x Class A Share SEC Yield)
    4.75% x 4.52%                                                           .21%
    - Expense Differential between Class A Shares and Class C Shares        .75%
                                                                           -----
    Class C Share SEC Yield                                                3.98%
                                                                           =====

    - Waived Expense Adjustment                                             .10%
                                                                           -----
    Class C Share SEC Yield (Without Expense Waiver)                       3.88%
                                                                           =====



                      PENNSYLVANIA TAX FREE INCOME FUND
                       CALCULATION OF DISTRIBUTION RATE
                        PERIOD ENDED DECEMBER 31, 1996


                       Current Annual Income Per Share
                       -------------------------------
                            Current Offering Price



Class A Shares

                                    $.8940
                                    ------
                                    $18.36                              =4.87%

Class B Shares
                                    $.7620
                                    ------
                                    $17.48                              =4.36%

Class C Shares
                                    $.7620
                                    ------
                                    $17.48                              =4.36%


                      PENNSYLVANIA TAX FREE INCOME FUND
                 CALCULATION OF TAXABLE EQUIVALENT SEC YIELD


Formula

                              SEC Yield
                             ------------
                             1 - Tax Rate

Class A Shares                   4.48%
                                -------
                                1-37.8%                    =7.20%

Class B Shares
                                 3.94%
                                -------
                                1-37.8%                    =6.33%

Class C Shares
                                 3.94%
                                -------
                                1-37.8%                    =6.33%



             CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula

                             Distribution Rate
                             -----------------
                               1 - Tax Rate

Class A Shares                   4.87%
                                -------
                                1-37.8%                    =7.83%

Class B Shares
                                 4.36%
                                -------
                                1-37.8%                    =7.01%

Class C Shares
                                 4.36%
                                -------
                                1-37.8%                    =7.01%



              PENNSYLVANIA TAX FREE INCOME FUND - CLASS A SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

                                                     n
Formula                                        P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.49
Initial Investment                           $1,000.00   =   P
Ending Redeemable Value                      $  989.50   =   ERV
One year period ended 12/31/96 = (12 Mos.)           1   =   n


TOTAL RETURN FOR THE PERIOD                     (1.05)%  =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.49
Initial Investment                           $1,000.00   =   P
Ending Redeemable Value                      $1,038.59   =   ERV
One year period ended 12/31/96 = (12 Mos.)           1   =   n

TOTAL RETURN FOR THE PERIOD                      3.86%   =   T


         TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1996

                                                     n
Formula                                        P(1+T)    =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.49
Initial Investment                           $1,000.00   =   P
Ending Redeemable Value                      $1,355.95   =   ERV
Five years ended 12/31/96 = (60 Mos.)                5   =   n

TOTAL RETURN FOR THE PERIOD                      6.28%   =   T

Excluding Payment of the Sales Charge
Net Asset Value                                 $17.49
Initial Investment                           $1,000.00   =   P
Ending Redeemable Value                      $1,423.77   =   ERV
Five years ended 12/31/96 = (60 Mos.)                5   =   n

TOTAL RETURN FOR THE PERIOD                      7.32%   =   T


              PENNSYLVANIA TAX FREE INCOME FUND - CLASS A SHARES

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



                                                          n
Formula                                             P(1+T)    =  ERV

Including Payment of the Sales Charge
Net Asset Value                                      $17.49
Initial Investment                                $1,000.00   =  P
Ending Redeemable Value                           $2,172.12   =  ERV
Inception through 12/31/96 = (116 Mos.)                9.67   =  n


TOTAL RETURN FOR THE PERIOD                           8.35%   =  T

Excluding Payment of the Sales Charge
Net Asset Value                                      $17.49
Initial Investment                                $1,000.00   =  P
Ending Redeemable Value                           $2,280.22   =  ERV
Inception through 12/31/96 = (116 Mos.)                9.67   =  n

TOTAL RETURN FOR THE PERIOD                           8.90%   =  T



             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996


Formula                                      ERV - P
                                             ---------
                                                 P     =  T


Including Payment of the Sales Charge
Net Asset Value                                      $17.49
Initial Investment                                $1,000.00   =  P
Ending Redeemable Value                           $2,172.12   =  ERV

TOTAL RETURN FOR THE PERIOD                         117.21%   =  T

Excluding Payment of the Sales Charge
Net Asset Value                                      $17.49
Initial Investment                                $1,000.00   =  P
Ending Redeemable Value                           $2,280.22   =  ERV

TOTAL RETURN FOR THE PERIOD                         128.02%   =  T

              PENNSYLVANIA TAX FREE INCOME FUND - CLASS B SHARES
       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996



                                                          n
Formula                                             P(1+T)    = ERV

Including Payment of the CDSC
Net Asset Value                                      $17.48
Initial Investment                                $1,000.00   = P
Ending Redeemable Value                           $  991.30   = ERV
One year period ended 12/31/96 = (12 Mos.)                1   = n


TOTAL RETURN FOR THE PERIOD                          (0.87)%  = T

Excluding Payment of the CDSC
Net Asset Value                                      $17.48
Initial Investment                                $1,000.00   = P
Ending Redeemable Value                           $1,034.74   = ERV
One year period ended 12/31/96 = (12 Mos.)                1   = n

TOTAL RETURN FOR THE PERIOD                           3.07%   = T




         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996



                                                          n
Formula                                             P(1+T)    = ERV


Including Payment of the CDSC
Net Asset Value                                     $17.48
Initial Investment                               $1,000.00    = P
Ending Redeemable Value                          $1,167.61    = ERV
Inception through 12/31/96 = (44 Mos.)                3.67    = n

TOTAL RETURN FOR THE PERIOD                          4.31%    = T

Excluding Payment of the CDSC
Net Asset Value                                     $17.48
Initial Investment                               $1,000.00    = P
Ending Redeemable Value                          $1,192.61    = ERV
Inception through 12/31/96 = (44 Mos.)                3.67    = n

TOTAL RETURN FOR THE PERIOD                          4.92%    = T

              PENNSYLVANIA TAX FREE INCOME FUND - CLASS B SHARES

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996



Formula                                 ERV - P
                                       ---------
                                           P           =  T

Including Payment of the CDSC
Net Asset Value                                      $17.48
Initial Investment                                $1,000.00   = P
Ending Redeemable Value                           $1,167.61   = ERV


TOTAL RETURN FOR THE PERIOD                          16.76%   = T

Excluding Payment of the CDSC
Net Asset Value                                      $17.48
Initial Investment                                $1,000.00   = P
Ending Redeemable Value                           $1,192.61   = ERV

TOTAL RETURN FOR THE PERIOD                          19.26%   = T

              PENNSYLVANIA TAX FREE INCOME FUND - CLASS C SHARES

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996




                                                      n
Formula                                         P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                  $17.48
Initial Investment                            $1,000.00   =   P
Ending Redeemable Value                       $1,020.90   =   ERV
One year period ended 12/31/96 = (12 Mos.)            1   =   n


TOTAL RETURN FOR THE PERIOD                       2.09%   =   T

Excluding Payment of the CDSC
Net Asset Value                                  $17.48
Initial Invesetment                           $1,000.00   =   P
Ending Redeemable Value                       $1,030.76   =   ERV
One year period ended 12/31/96 = (12 Mos.)            1   =   n

TOTAL RETURN FOR THE PERIOD                       3.08%   =   T


         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996


                                                      n
Formula                                         P(1+T)    =   ERV

Including Payment of the CDSC
Net Asset Value                                  $17.48
Initial Investment                            $1,000.00   =   P
Ending Redeemable Value                       $1,150.50   =   ERV
Inception through 12/31/96 = (41 Mos.)             3.39   =   n

TOTAL RETURN FOR THE PERIOD                       4.22%   =   T

Excluding Payment of the CDSC
Net Asset Value                                  $17.48
Initial Investment                            $1,000.00   =   P
Ending Redeemable Value                       $1,150.50   =   ERV
Inception through 12/31/96 = (41 Mos.)             3.39   =   n

TOTAL RETURN FOR THE PERIOD                       4.22%   =   T


              PENNSYLVANIA TAX FREE INCOME FUND - CLASS C SHARES


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1996



Formula                         ERV - P
                                -------    =   T
                                   P
Including Payment of the CDSC
Net Asset Value                           $17.48
Initial Investment                     $1,000.00   =  P
Ending Redeemable Value                $1,150.50   =  ERV

TOTAL RETURN FOR THE PERIOD               15.05%   =  T

Excluding Payment of the CDSC
Net Asset Value                           $17.48
Initial Investment                     $1,000.00   =  P
Ending Redeemable Value                $1,150.50   =  ERV

TOTAL RETURN FOR THE PERIOD               15.05%   =  T
